MESSAGE FROM THE INVESTMENT ADVISER                    1st Source Monogram Funds
--------------------------------------------------------------------------------

Dear Investor:

We are pleased to present this semi-annual report for the six months ended December 31, 1997--a time of extraordinary volatility in stock and bond markets throughout the world.

In our annual report last summer, we commented that "the markets are nothing if not full of surprises." Little did we know how foretelling that simple comment would prove to be in the months that followed. During the short period since that report, the following events occurred:

- The Dow Jones Industrial Average climbed to its highest levels in history, and then proceeded to suffer its largest single-day point loss ever.

- Interest rates, which had rocketed upward early in the year, dropped sharply as bonds staged a year-end rally.

- Financial markets from Bangkok to Sao Paulo, and Hong Kong to New York, were rocked by the news that a potentially disastrous meltdown was under way in the Far East. The crisis threatened to engulf countries once thought to be immune from such perils as economic deflation, currency devaluation, wholesale bankruptcy and plummeting stock market values.

Only in hindsight will the long-term significance of these events be understood. However, a brief review of the last six months can help us understand where we find ourselves at the beginning of this new calendar year.

STOCKS CLIMB, SINK, THEN CLAW BACK UP AGAIN

The stock market is often described as a roller coaster. This analogy proved accurate during the final six months of 1997, as equity investors found themselves on the ride of their lives. After a sharp decline in the spring, precipitated by the Federal Reserve Board's decision to raise short-term interest rates, the stock market roared back throughout the summer; the Dow Jones Industrial Average reached an all-time high of 8259 on August 6. However, in a performance eerily reminiscent of 1987--when the Dow retreated from then-record levels in August before crashing in October of that year--the blue-chip average began to slide gradually, before plunging a breathtaking 554 points on October 27, 1997.

Stocks continued to offer surprises. Large-cap issues climbed back in November and December to push the Dow up to 7908--4% below the August high, but still ahead by more than 22% for the year. And 1997's overall performance marked the first time in history that the Dow rose more than 20% for three consecutive years.

BONDS REGAIN LUSTER AS THE INVESTMENT OF CHOICE

For much of the last three years, bonds have played a distant second fiddle to stocks, unable to keep up with equities' blistering pace. However, following a difficult period early in 1997--again, exacerbated by the Fed's March 25 rate hike--bond yields began a slow, steady decline, which raised the value of the underlying issues (whose prices move inversely to interest rates). As the Asian crisis spread throughout that region and around the world, and investors began to feel some pain from the equity holdings in their portfolios, bonds regained favor as securities offering relative safety and stability. U.S. Treasury issues, in particular, were favored for their relatively solid yields and their unimpeachable quality. As 1997 ended, the yield on the 30-year Treasury bond stood at 5.92%, down a significant 72 basis points (0.72%) for the year. And with a subdued 1.7% inflation rate, bond investors realized "real returns" (total return minus inflation) that were quite strong in historical terms.

ASIA: WAKE-UP CALL OR FULL-BLOWN ALARM?

In recent years, equity investors have become complacent about the risks that exist in stock markets both at home and abroad. That optimism--which we believe to be potentially hazardous to investor well-being--has been fed by the powerful recoveries in stock prices that have invariably followed every short-term correction in recent history. After three consecutive years of over 20% returns, it has become

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                                       -1-

MESSAGE FROM THE INVESTMENT ADVISER                    1st Source Monogram Funds
--------------------------------------------------------------------------------

fashionable to assume that we have entered an era of higher returns and lower (or at least, less significant) volatility.

We believe that nothing could be further from the truth. Historically, returns on stocks have been a great deal lower than what we have enjoyed for the past few years. Investors should not expect that they will continue to realize high, double-digit returns from the equity markets on an ongoing basis.

In many respects, the Asian situation has served as a wake-up call. For numerous investors, it has come as something of a shock to realize that economies such as those in Asia can fail on such a large scale and with such disheartening swiftness. We feel the consequences of this event have not yet played out fully. In other words, further damage is not out of the question.

Although this is a painful time for countries and investors involved in the Asian crash, the crisis might turn out to be a productive event by reminding investors of the risks inherent in the global stock market. The lesson here is that markets are not risk free. Investors need to make certain the approach they take is consistent not only with their desired rate of return, but also with their capacity to assume risk.

INVESTMENT OVERVIEWS

This semi-annual report lists the Schedule of Investments for the Funds, financial highlights and complete financial statements. Also provided are interviews with our fund managers, in which each manager answers the following questions: How did the Fund perform during the period? What factors affected the Fund's performance? How did you apply your investment strategy during the period? What are some of the interesting stocks in your portfolio? And, What is your outlook? We encourage you to read each individual interview and all of the accompanying financial information, so that you can more thoroughly understand how your investment is being managed.

As always, we remain committed to maintaining open channels of communication. If you have any questions about your investment, or would like to receive a prospectus or other information about any of the Funds, feel free to contact your account representative, or call the Funds directly at 1-800-766-8938.

We look forward to serving your investment needs in the months and years to come.

Sincerely,

John Seidl, CFA
Ralph C. Shive, CFA

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                                       -2-

MESSAGE FROM THE INVESTMENT ADVISER                    1st Source Monogram Funds
--------------------------------------------------------------------------------

INCOME EQUITY FUND
   RALPH C. SHIVE, CFA

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?
 A. For the six months ended December 31, 1997, the Fund's total return was 10.36% (without sales load).(1) In comparison, the Russell 1000 Value Index rose 14.87%, and the Lipper Equity Income Index* gained 11.01%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
 A. There was a lot of takeover activity in the market, and we benefited when a couple of the companies we owned were taken over. For example, MAPCO, Inc. (the shares are no longer held by the Fund), which is in the oil and gas pipeline business, was taken over by Williams Co. Also, Bergen Brunswig Corp. (0.81% of the Fund's assets),(2) a pharmaceuticals concern, is in the process of being acquired by Cardinal Health. Another positive factor was the outperformance of some of our mid-cap holdings in the third quarter; a period when smaller stocks did better than the large-cap equities that led the market earlier in the year. Additionally, in the fourth quarter, with interest rates falling, the interest-sensitive utility and real estate investment trust (REIT) stocks in our portfolio did quite well. For the fourth quarter overall, however, the crisis in Asia produced a great deal of volatility in the stock market, and we cut back on stocks with international exposure, such as Fluor Corporation (0.82%) and Avon Products (1.07%). With such uncertainty in the market, we were satisfied to avoid most of the "torpedoes" and finish with a generally flat three months at the end of 1997.

Q. HOW DID YOU APPLY YOUR INVESTMENT STRATEGY DURING THE PERIOD?
 A. One of the Fund's goals is to provide a yield higher than that of the Standard & Poor's 500 while investing in inexpensive stocks that have the potential for significant growth. As it turned out, this income equity style performed very well in 1997. We provided our shareholders with a yield that, as of December 31, 1997, was nearly double that of the S&P, and we participated in a fair amount of capital appreciation. The type of value stocks we seek did well, especially during the last six months, and we also realized solid returns from our investments in "convertibles," securities that pay above-average dividends and are convertible into shares of common stocks.

Q. WHAT ARE SOME OF THE INTERESTING STOCKS IN YOUR PORTFOLIO?
 A. The way we look at the economy, we see that people who have financial assets and what we call "knowledge jobs" are doing well. Therefore, we try to identify companies that sell products or services to these types of consumers. This perspective has led us to take positions in a number of airline and hotel stocks.(2) In the airline sector, we particularly like AMR (1.40%), the parent company of American Airlines, and Delta (1.56%). The steady decline in oil prices certainly has not hurt the airlines. In the hotel sector, our holdings include Hospitality Properties Trust (0.86%), a hotel REIT, and Sea Containers (1.55%), a shipping company that also owns hotels throughout the world. In fact, Sea Container's hotel revenues

(1) The total return, with the maximum 5.00% sales charge, was 4.81% for the six months ended December 31, 1997.

(2) The portfolio composition is subject to change.

* The Russell 1000 Value Index contains securities of the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The Russell 1000 Value Index is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. The Lipper Equity Income Index seeks relatively high current income and growth of income through investing 60% or more of its portfolio in equities.

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                                       -3-

MESSAGE FROM THE INVESTMENT ADVISER                    1st Source Monogram Funds
--------------------------------------------------------------------------------

    already account for roughly 40% of the company's gross income, and revenues continue to grow.

Q. WHAT IS YOUR OUTLOOK?
 A. The fundamentals in the U.S. economy remain very good. People are working. People are refinancing mortgages, which should add to consumers' disposable income. However, we operate in a global world now and, therefore, a global economy. In addition, we believe that the Asian crisis is a serious problem. South Korea, the world's eleventh-largest economy, and Japan, the world's second-largest economy, are in trouble. The way things are going, we are concerned that Asia, and perhaps South America, could suffer from a liquidity crunch. In a global economy, these problems could flow back to the United States and adversely affect the corporate earnings of American companies. So, we've become more defensive in recent months, raising cash equivalents to about 10.6% (as of December 31, 1997) and migrating toward companies with steady earnings in sectors such as food, auto parts and real estate--the types of stocks we feel can weather a recession, if one comes. For the long term, we remain bullish on the underpinning fundamentals of equities, with most of the portfolio invested in common stocks and convertible securities.

                                                                AVERAGE ANNUAL TOTAL RETURN
                                                             ----------------------------------
                                                             WITH SALES           WITHOUT SALES
                                                              CHARGE**               CHARGE
                                                             ----------           -------------
1 Year......................................................   21.22%                27.54%
5 Years.....................................................   16.97%                18.19%
10 Years....................................................   14.95%                15.52%
Since Inception (9/25/96)***................................   13.71%                14.22%

    ** Reflects maximum sales charge of 5.00%.

***The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The 1st Source Monogram Income Equity Fund commenced operations on September 25, 1996, through a transfer of assets from certain collective trust fund ("Commingled") accounts managed by 1st Source Bank, using substantially the same investment objective, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the Commingled accounts for periods dating back to 11/30/85, and prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The performance also reflects reinvestment of all dividends and capital gains distributions. Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

--------------------------------------------------------------------------------

MESSAGE FROM THE INVESTMENT ADVISER                    1st Source Monogram Funds
--------------------------------------------------------------------------------

DIVERSIFIED EQUITY FUND

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?
 A. For the six-month period ended December 31, 1997, the Fund's total return was 10.46% (without sales load).(1) In comparison, the Standard & Poor's 500 Index* was up 10.57% during the same period.

    The Diversified Equity Fund is a multi-style, multi-manager portfolio with three subadvisers representing the sector rotation, value and growth styles. The following interview is with portfolio managers Anthony Rizza of Columbus Circle Investors (sector rotation), Robert Marcin of Miller Anderson & Sherrerd LLP (value) and Bob Takazawa of Loomis Sayles & Company L.P. (growth).

Q. WHAT FACTORS AFFECTED THE FUND'S
   PERFORMANCE?
 A. Anthony Rizza, Columbus Circle Investors:
    As much as the technology sector in general performed poorly during the second half of 1997, we actually did quite well in technology. Our stock selection within the technology and telecommunications groups picked some big winners--such as America Online (1.50% of the Fund's assets),(2) and Tele-Communications, Inc. (0.95%). We jumped onto Tele-Communications in a big way, which helped our performance when the stock soared. However, we did see a couple of our stocks blow up: Corning, Inc. and Oxford Health Plans (neither stock is still in the Fund). Therefore, we sold both positions immediately and avoided further losses.

 A. Robert Marcin, Miller Anderson & Sherrerd:
    We had a significant amount of economic and cyclical exposure in the portfolio. In the last four months of 1997, certain economic-sensitive sectors were damaged by the perception that the Asian problem would seriously impair economic growth on a global basis. The downward pressures on the stock market were most greatly felt by the sectors that our value style of investing had led us to favor: consumer durables (such as houses and cars), building materials, manufacturing, machinery and raw materials.

 A. Bob Takazawa, Loomis Sayles:
    The essential driver was our longer term view that higher growth stocks were excessively undervalued; our holdings in this area did well through October. Actually, the mid- and small-cap phenomenon came into play back in May--when smaller stocks began to outperform large-cap equities--and this momentum carried through until the market suffered its 554-point plunge on October
    27. At that point, the resurgence toward high-growth stocks in the mid- and small-cap sectors stalled out. In November and December, we saw a "flight to safety." Utilities and very stable consumer stocks, which mostly do not fit our profile, did the best.

(1) The total return, with the maximum 5.00% sales charge, was 4.95% for the six-months ended December 31, 1997.

(2) The portfolio composition is subject to change.

* The S&P 500 Stock Index is an unmanaged index which is generally representative of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

--------------------------------------------------------------------------------

MESSAGE FROM THE INVESTMENT ADVISER                    1st Source Monogram Funds
--------------------------------------------------------------------------------

Q. HOW DID YOU APPLY YOUR INVESTMENT STRATEGY DURING THE PERIOD?
 A. Anthony Rizza, Columbus Circle Investors:
    Our style is to find stocks that could benefit from positive surprises and to avoid those with negative surprises. All of our winners during the last six months of 1997 exhibited some sort of positive surprise. For example, America Online benefited from the popularity of low-cost personal computers. As consumers bought these cheaper PCs in large numbers, they looked for ways to connect to the Internet, and they went to America Online; it was almost a reflex action. The company also began to take its huge basket of subscribers to advertisers, marketing the data they had compiled on their subscribers' demographics and preferences. This contributed to robust revenue growth.

 A. Robert Marcin, Miller Anderson & Sherrerd:
    Our strategy is not to increase the size of our commitments until we feel the market has taken its anti-cyclical sentiment to an extreme. At the end of 1997, the sentiment was as extreme as it had been earlier in the year, but we were not sure if the trend had reached its climax. Therefore, we left some room in the portfolio for future incremental purchases of many of the stocks we like. During the last few months, we did not execute any major restructuring to the portfolio. Consistent with our style, we continued to buy cheaper stocks within our favorite sectors.

 A. Bob Takazawa, Loomis Sayles:
    Our mandate is to pursue stocks of companies that can potentially grow earnings faster than the market as a whole, with relatively low price-to-earnings (P/E) multiples. We feel that for much of the last half of 1997, the market did recognize that high growth was significantly undervalued relative to large-cap growth. In that context, we continued to search for companies that had the potential to deliver 15% to 20% earnings growth. We now feel we are coming into a much better environment for the type of stocks we target.

Q. WHAT ARE SOME INTERESTING STOCKS IN YOUR PORTFOLIO?
 A. Anthony Rizza, Columbus Circle Investors:
    Along with the winners we mentioned earlier, we also benefited from good exposure to the consumer area. We are very positive about Safeway (1.04% of the Fund's assets), the food retailer, and CBS (0.78%), the broadcast company. CBS's merger with Infinity Broadcasting has worked out extremely well. With consumers having more money to spend, we also like some retail stocks: Price/Costco (0.83%), TJX Cos. (0.90%), Home Depot (1.75%) and Dayton Hudson (0.61%).

 A. Robert Marcin, Miller Anderson & Sherrerd:
    We like Cummins Engine (0.73%). On the basis of price-to-earnings, price-to-cash-flow and price-to-sales, it is one of the cheapest stocks in the industrial universe. Cummins is introducing a new engine, one that is getting tremendous reviews in the marketplace. Moreover, they have done a great job in diversifying their business globally. We are also big fans of Harnischfeger Industries (0.47%), which produces mining and papermaking equipment. The stock price has suffered from the troubles in Asia, but the company is a global leader in its two main businesses, with huge market shares.

 A. Bob Takazawa, Loomis Sayles:
    We feel very positive about Pfizer (2.12%), the pharmaceuticals company. Pfizer performed well in 1997, as did many of the drug companies. Pfizer's outperformance likely will continue, thanks to potential earnings growth of 18% in 1998 and a projected annual growth rate of 20% over the next three years. In addition, the company should introduce three big new drug products in 1998. We also like Cendant (2.41%), the organization that resulted from the merger between CUC International (provides discount buying services) and hospitality franchiser HFS. We have been a long-time holder of CUC International, and we believe the new, much larger company can grow revenues 25% annually for the next three years.

--------------------------------------------------------------------------------

MESSAGE FROM THE INVESTMENT ADVISER                    1st Source Monogram Funds
--------------------------------------------------------------------------------

Q. WHAT IS YOUR OUTLOOK?
 A. Anthony Rizza, Columbus Circle Investors:
    We tend not to be predictors of the overall market; we focus on picking good stocks. Nevertheless, we think the crisis in Asia is really a big deal. The big growth potential for many companies does not lie in the United States; it rests in Asia. Consequently, we see an environment in which a leg of growth, embodied by the Asian markets, has been removed from the earnings prospects of large, multinational companies. Over the next six months, we intend to focus on companies that have a lot of domestic, not international, exposure. Value will come from prudent stock selection.

 A. Robert Marcin, Miller Anderson & Sherrerd:
    The U.S. stock market has never been more expensive in its entire history. Therefore, at these valuation levels, it is somewhat hard to be enthusiastic about the chances for excess returns, or perhaps even historical returns. We are definitely cautious. We think the U.S. market could provide cash-like returns, or less, over the next two to three years. For that reason, and for reasons related to portfolio construction, we are holding a reasonable cash position.

 A. Bob Takazawa, Loomis Sayles:
    We believe the market will continue to be extremely choppy. Frankly, we think the earnings outlook for many companies is uncertain. The consequences of the Asian crisis have yet to be fully understood, and this does add vulnerability to the market. In recent years, stocks have been driven by steady growth in the economy and in the earnings of individual companies. The problems in Asia will have a significant impact on this growth over the next year. However, we are not saying that we necessarily have a bear market on our hands. It is quite possible that P/Es will be supported, and may even be driven upward, by lower interest rates.

                                                                AVERAGE ANNUAL TOTAL RETURN
                                                             ----------------------------------
                                                             WITH SALES           WITHOUT SALES
                                                              CHARGE**               CHARGE
                                                             ----------           -------------
1 Year......................................................   18.39%                24.61%
5 Years.....................................................   14.77%                15.98%
10 Years....................................................   14.68%                15.27%
Since Inception (9/23/96)***................................   12.17%                12.64%

    ** Reflects maximum sales charge of 5.00%.

***The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The 1st Source Monogram Diversified Equity Fund commenced operations on September 20, 1996, through a transfer of assets from certain collective trust fund ("Commingled") accounts managed by 1st Source Bank, using substantially the same investment objective, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the Commingled accounts for periods dating back to 6/30/85, and prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The performance also reflects reinvestment of all dividends and capital gains distributions. Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

--------------------------------------------------------------------------------

MESSAGE FROM THE INVESTMENT ADVISER                    1st Source Monogram Funds
--------------------------------------------------------------------------------

SPECIAL EQUITY FUND+

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?
 A. A. For the six months ended December 31, 1997, the Fund's total return was 3.82% (without sales load).(1) In comparison, the Russell 2000 was up 11.04%, while the Standard & Poor's 500 Index* rose 10.57%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
 A. The Fund posted an 18% return (without sales load) in the third quarter, as the small-company growth sector, which is our primary focus, solidly outperformed the large-capitalization issues that had led the market earlier in the year. However, the fourth quarter was a difficult period for small-cap stocks in general, and the Fund was not immune to the sector's decline in momentum. The growing crisis in Asia abruptly took the steam out of the small-cap rally that had been building since the summer. Many smaller growth companies are involved in the technology and capital goods businesses, whose revenues depend largely on markets in the Far East. For these companies, the problems in Asia presented two formidable obstacles: First, customers in Japan, Korea, Thailand and other countries were less likely to buy their products. Second, many Asian competitors, suffering from sharply devalued currencies and desperate to generate cash flow, flooded the international markets with cheaply priced goods, which further depressed revenues for American companies. When stock prices in general began to recover toward the end of 1997, most investors flocked to larger companies with minimal Asian exposure, leaving the small-cap sector to languish.

Q. WAS THERE A DIVERGENCE IN PERFORMANCE BETWEEN SMALL-COMPANY GROWTH STOCKS AND VALUE STOCKS?
 A. Small-company growth issues significantly underperformed their small-company value counterparts throughout the period. During 1997, the Russell 1000 Growth Index rose just 13%, compared to a 31% gain for the Russell 1000 Value Index. An essential reason for this disparity was that companies with expectations of high earnings growth, such as technology issues, saw their expectations pared back dramatically when turmoil erupted in the Asian markets. Therefore, it is not surprising that many companies driven by earnings momentum, the type of growth stocks we favor, started to fade at the end of the year.

Q. WHAT ARE SOME INTERESTING STOCKS IN YOUR PORTFOLIO?
 A. Some of our better-performing holdings are in the financial sector, including banks such as Virginia Beach Federal (1.25% of the Fund's assets(2)), Bank United Corp. (1.59%) and Mercantile Bankshares (1.04%). We have also seen strength among our airline stocks, including Comair Holdings (1.61%) and Southwest Airlines (2.29%).

(1) The total return, with the maximum 5.00% sales charge, was 1.32% for the six months ended December 31, 1997.

(2) The portfolio composition is subject to change.

* The S&P 500 Stock Index is generally representative of the performance of the U.S. stock market as a whole. The Russell 2000 Index is generally representative of the performance of small- to mid-sized companies. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

+ Small-capital companies typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, small-company stocks have experienced a greater degree of market volatility than large-company stocks on average.

--------------------------------------------------------------------------------

MESSAGE FROM THE INVESTMENT ADVISER                    1st Source Monogram Funds
--------------------------------------------------------------------------------

Q. WHAT ARE YOUR EXPECTATIONS FOR THE SMALL-CAP SECTOR GOING FORWARD INTO 1998?
 A. From a fundamental outlook, we still believe this sector is undervalued. Based on 1998 projected earnings, our Fund has an aggregate price-to-earnings (P/E) ratio of 22, the same as the P/E for the S&P 500. Yet, the earnings growth of the companies in our portfolio is estimated at 33%, versus just 20% earnings growth for the S&P 500. Simply put, compared to the larger cap stocks in the S&P index, we feel we are paying the same price for greater potential return. We continue to seek companies with above-average earnings momentum and rising stock prices, and we believe these types of stocks can offer solid, long-term returns. Still, we recognize that we have gone through a period in which small stocks have not performed well on a relative basis. And this type of performance does run in cycles. As we enter 1998, we have taken a somewhat defensive posture, with 23.6% of the portfolio in cash. We are going to wait for confirmation that this sector is picking up momentum before we commit all of our assets to equities.

                                                                AVERAGE ANNUAL TOTAL RETURN
                                                             ----------------------------------
                                                             WITH SALES           WITHOUT SALES
                                                              CHARGE**               CHARGE
                                                             ----------           -------------
1 Year......................................................    2.35%                 2.79%
5 Years.....................................................   10.85%                12.01%
10 Years....................................................   14.91%                15.53%
Since Inception (9/20/96)***................................   12.66%                13.13%

    ** Reflects maximum sales charge of 5.00%.

***The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The 1st Source Monogram Special Equity Fund commenced operations on September 19, 1996, through a transfer of assets from certain collective trust fund ("Commingled") accounts managed by 1st Source Bank, using substantially the same investment objective, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the Commingled accounts for periods dating back to 11/30/85, and prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The performance also reflects reinvestment of all dividends and capital gains distributions. Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

--------------------------------------------------------------------------------

MESSAGE FROM THE INVESTMENT ADVISER                    1st Source Monogram Funds
--------------------------------------------------------------------------------

INCOME FUND
 JOHN SEIDL, CFA

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?
 A. For the six months ended December 31, 1997, the Fund's total return was 5.34% (without sales load).(1) In comparison, the Lehman Brothers Intermediate Government/Corporate Bond Index* was up 4.90%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
 A. Our strategy was to focus our attention on U.S. Treasuries and other high-grade issues, based on our belief that we were entering a period when investors would recognize that inflation posed no threat to the economy or to the bond market. As that awareness built among investors, it had a positive effect on our performance numbers, especially since we had extended the portfolio's average maturity. Overall, it was a good period for us. We benefited from benign inflation, moderate economic growth and productivity gains that helped keep retail prices down. All these factors are generally positive factors for bonds, and they helped spark a rally toward the end of 1997. We achieved our objectives while maintaining an average credit quality of AA2. As of December 31, 1997, the Fund's average weighted maturity was
    4.6 years.(2)

Q. HOW DID YOU APPLY YOUR INVESTMENT STRATEGY DURING THE PERIOD?
 A. We maintained a higher-than-normal weighting in U.S. Government securities through most of the last six months, primarily because corporate securities didn't offer much of a premium in yield. We also felt that the best way to take advantage of what we correctly perceived to be an imminent interest-rate decline was to be invested in U.S. Government securities. In December, we did see yield spreads widen between government and corporate issues, making corporates a little more attractive than they had been earlier. However, our belief is that the best potential for total-return performance in the near future still lies in the U.S. Government sector.

Q. HOW WILL THE FINANCIAL CRISIS IN ASIA AFFECT INTEREST RATES AND THE BOND MARKET?
 A. We are committed to a scenario in which rates will continue to trend lower through most of 1998, due to what we anticipate will be a slowdown in the U.S. economy. We foresee negligible inflation and corporate earnings that should be lower than they have been for the past two or three years. The catalyst for this slowdown will be the difficulties in Asia, which will be felt on a global basis. As healthy economies struggle to help weaker

(1) The total return, with the maximum 4.00% sales charge, was 1.15% for the six-month period ended December 31, 1997.

(2) The portfolio composition is subject to change.

* The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index generally representative of the performance of government and corporate bonds with maturities of 1-10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

--------------------------------------------------------------------------------

MESSAGE FROM THE INVESTMENT ADVISER                    1st Source Monogram Funds
--------------------------------------------------------------------------------

economies--such as the U.S. lending support to the Asian bailout--all countries will be impacted negatively. We also feel that world markets will be flooded by a sea of cheap goods from Asia, hindering the ability of American companies to raise prices on their own products.

Absent the effects of the Asian crisis, we think the fundamentals necessary for a healthy bond market are in place: slow growth and low inflation. And there's a growing sense in Washington that we are moving toward a period of government budget surpluses, which would result in the U.S. Government issuing less debt. From a supply-and-demand standpoint, this alone could raise bond prices across the board. When you add the Asian component, you see that U.S. Treasury securities are even more attractive, as they are perceived by investors throughout the world as offering a safe haven for their money.

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY IN 1998?
 A. We think that 2% to 2.5% growth is realistic; the Asian situation should keep the economy from growing any faster than that. We believe the members of the Federal Reserve Board will continue to remain vigilant in their mission to restrain inflation. At the same time, the Fed is in an ideal position to do what is necessary not only to help resolve problems in Asia, but also to continue to move our economy forward. Raising interest rates at this juncture to slow the economy not only isn't necessary, but it also could attract international capital that is needed in other markets. It's more likely that the Fed will decide to keep short-term interest rates at current levels, or lower them even further.

                                                                AVERAGE ANNUAL TOTAL RETURN
                                                             ----------------------------------
                                                             WITH SALES           WITHOUT SALES
                                                              CHARGE**               CHARGE
                                                             ----------           -------------
1 Year......................................................    3.55%                 7.83%
5 Years.....................................................    5.47%                 6.33%
10 Years....................................................    7.25%                 7.68%
Since Inception (9/24/96)***................................    7.26%                 7.69%

    ** Reflects maximum sales charge of 5.00%.

***The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The 1st Source Monogram Income Fund commenced operations on September 23, 1996, through a transfer of assets from certain collective trust fund ("Commingled") accounts managed by 1st Source Bank, using substantially the same investment objective, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the Commingled accounts for periods dating back to 6/30/85, and prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The performance also reflects reinvestment of all dividends and capital gains distributions. Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                    PAGE 13

                            Statements of Operations
                                    PAGE 14

                      Statements of Changes in Net Assets
                                    PAGE 15

                       Schedules of Portfolio Investments
                                    PAGE 17

                         Notes to Financial Statements
                                    PAGE 28

                              Financial Highlights
                                    PAGE 33

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                INCOME      DIVERSIFIED     SPECIAL
                                                                EQUITY        EQUITY        EQUITY        INCOME
                                                                 FUND          FUND          FUND          FUND
                                                              -----------   -----------   -----------   -----------
ASSETS:
Investments, at value (cost $32,067,495; $62,580,922;
  $24,129,419; and $48,553,827, respectively)...............  $40,931,540   $79,803,532   $25,843,681   $49,369,241
Repurchase agreements (cost $4,845,416; $7,423,208;
  $7,970,482; and $9,944,477, respectively).................    4,845,416     7,423,208     7,970,482     9,944,477
                                                              -----------   -----------   -----------   -----------
      Total Investments.....................................   45,776,956    87,226,740    33,814,163    59,313,718
Interest and dividends receivable...........................      168,049        53,378        13,497       813,919
Receivable for investments sold.............................           --        71,941            --            --
Unamortized organization costs..............................       10,159        15,290         8,553        13,175
Prepaid expenses and other assets...........................        1,473         2,966         1,237         2,814
                                                              -----------   -----------   -----------   -----------
      Total Assets..........................................   45,956,637    87,370,315    33,837,450    60,143,626
                                                              -----------   -----------   -----------   -----------
LIABILITIES:
Payable for investments purchased...........................      274,140     1,083,686            --            --
Accrued expenses and other payables:
    Investment advisory fees................................       30,412        78,143        22,227        27,916
    Administration fees.....................................        1,119         2,086           895         1,638
    Custodian fees..........................................        1,795         4,962         2,821         2,566
    Accounting fees.........................................        1,712         1,030         1,951         1,192
    Trustees' fees..........................................        1,691         1,119           384         1,498
    Legal fees..............................................        5,825        10,939         6,279         4,792
    Audit fees..............................................        5,826         7,054         6,337         6,227
    Printing fees...........................................        3,084         5,824         1,740         3,253
    Transfer agent fees.....................................        3,263         6,707           110         7,310
    Registration and filing fees............................        2,964         5,596         1,987         3,808
    Other liabilities.......................................          201           536           298           319
                                                              -----------   -----------   -----------   -----------
      Total Liabilities.....................................      332,032     1,207,682        45,029        60,519
                                                              -----------   -----------   -----------   -----------
NET ASSETS:
Capital.....................................................   36,162,468    67,674,561    31,497,030    59,199,805
Undistributed (distributions in excess of) net investment
  income....................................................       37,173       (66,102)          (93)       (8,417)
Net unrealized appreciation (depreciation) on investments...    8,864,045    17,222,610     1,714,262       815,414
Accumulated undistributed net realized gains (losses) on
  investment transactions...................................      560,919     1,331,564       581,222        76,305
                                                              -----------   -----------   -----------   -----------
    Net Assets..............................................  $45,624,605   $86,162,633   $33,792,421   $60,083,107
                                                              ===========   ===========   ===========   ===========
Outstanding units of beneficial interest (shares)...........    3,840,025     7,490,393     3,439,932     5,811,777
                                                              ===========   ===========   ===========   ===========
Net asset value -- redemption price per share...............  $     11.88   $     11.50   $      9.82   $     10.34
                                                              ===========   ===========   ===========   ===========
Maximum Sales Charge........................................        5.00%         5.00%         5.00%         4.00%
                                                              ===========   ===========   ===========   ===========
Maximum Offering Price (100%/(100%-Maximum Sales Charge) of
  net asset value adjusted to nearest cent) per share.......  $     12.51   $     12.11   $     10.34   $     10.77
                                                              ===========   ===========   ===========   ===========

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

                                                INCOME     DIVERSIFIED    SPECIAL
                                                EQUITY       EQUITY        EQUITY       INCOME
                                                 FUND         FUND          FUND         FUND
                                              ----------   -----------   ----------   ----------
INVESTMENT INCOME:
Interest income.............................  $  197,556   $  183,444    $  149,847   $1,938,041
Dividend income.............................     596,690      380,811        67,875      117,062
                                              ----------   ----------    ----------   ----------
  Total Income..............................     794,246      564,255       217,722    2,055,103
                                              ----------   ----------    ----------   ----------
EXPENSES:
Investment advisory fees....................     176,769      462,300       136,447      160,740
Administration fees.........................      44,193       84,055        34,112       58,452
12b-1 fees..................................      55,240      105,068        42,640       73,064
Custodian fees..............................       2,760       13,432         4,416        3,128
Accounting fees.............................       7,899       17,024         6,630       10,608
Trustees' fees and expenses.................          --        1,288           552          184
Legal fees..................................       6,440       12,880         7,176        6,992
Audit fees..................................       6,072        4,600         5,336        5,152
Printing costs..............................       1,472        2,944         2,351        2,760
Organization costs..........................         736        1,472           552        1,104
Transfer agent fees.........................      20,441       22,869        18,400       21,160
Registration and filing fees................       2,392        4,232           552          552
Other.......................................         920        1,840           736        1,287
                                              ----------   ----------    ----------   ----------
Total Expenses..............................     325,334      734,004       259,900      345,183
     Less: 12b-1 fees voluntarily reduced...     (55,240)    (105,068)      (42,640)     (73,064)
                                              ----------   ----------    ----------   ----------
Net Expenses................................     270,094      628,936       217,260      272,119
                                              ----------   ----------    ----------   ----------
Net Investment Income (Loss)................     524,152      (64,681)          462    1,782,984
                                              ----------   ----------    ----------   ----------
REALIZED/UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
Net realized gains (losses) on investment
  transactions..............................   2,887,384    4,772,907     2,088,138      292,028
Change in unrealized
  appreciation/depreciation on
  investments...............................     771,298    3,202,097      (811,104)     925,556
                                              ----------   ----------    ----------   ----------
Net realized/unrealized gains (losses) on
  investments...............................   3,658,682    7,975,004     1,277,034    1,217,584
                                              ----------   ----------    ----------   ----------
Change in net assets resulting from
  operations................................  $4,182,834   $7,910,323    $1,277,496   $3,000,568
                                              ==========   ==========    ==========   ==========

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                             INCOME EQUITY FUND          DIVERSIFIED EQUITY FUND
                                         ---------------------------   ---------------------------
                                           FOR THE                       FOR THE
                                          SIX MONTHS      FOR THE       SIX MONTHS      FOR THE
                                            ENDED       PERIOD ENDED      ENDED       PERIOD ENDED
                                         DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                             1997         1997(A)          1997         1997(a)
                                         ------------   ------------   ------------   ------------
                                         (UNAUDITED)                   (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss).........  $   524,152    $    616,421   $   (64,681)   $    (54,090)
  Net realized gains (losses) on
     investment transactions...........    2,887,384       2,858,798     4,772,907       7,722,828
  Net change in unrealized
     appreciation/depreciation on
     investments.......................      771,298       4,364,604     3,202,097       5,132,388
                                         -----------    ------------   -----------    ------------
Change in net assets resulting from
  operations...........................    4,182,834       7,839,823     7,910,323      12,801,126
                                         -----------    ------------   -----------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...........     (516,360)       (590,716)           --              --
  In excess of net investment income...           --              --            --              --
  From net realized gains on
     investments.......................   (5,026,674)       (158,589)   (9,785,732)     (1,332,828)
  In excess of net realized gains on
     investments.......................           --              --            --              --
                                         -----------    ------------   -----------    ------------
Change in net assets from shareholder
  distributions........................   (5,543,034)       (749,305)   (9,785,732)     (1,332,828)
                                         -----------    ------------   -----------    ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued..........    6,803,245      42,293,659    10,090,043      84,469,233
  Dividends reinvested.................    5,368,966         746,329     9,643,386       1,332,616
  Cost of shares redeemed..............   (4,382,955)    (10,934,957)   (6,684,896)    (22,280,638)
                                         -----------    ------------   -----------    ------------
Change in net assets from capital
  transactions.........................    7,789,256      32,105,031    13,048,533      63,521,211
                                         -----------    ------------   -----------    ------------
Change in net assets...................    6,429,056      39,195,549    11,173,124      74,989,509
NET ASSETS:
  Beginning of period..................   39,195,549              --    74,989,509              --
                                         -----------    ------------   -----------    ------------
  End of period........................  $45,624,605    $ 39,195,549   $86,162,633    $ 74,989,509
                                         ===========    ============   ===========    ============
SHARE TRANSACTIONS:
  Issued...............................      525,056       4,149,432       791,580       8,361,129
  Reinvested...........................      461,203          68,376       873,495         125,956
  Redeemed.............................     (337,162)     (1,026,880)     (529,829)     (2,131,938)
                                         -----------    ------------   -----------    ------------
Change in shares.......................      649,097       3,190,928     1,135,246       6,355,147
                                         ===========    ============   ===========    ============

---------------

(a) Commencement of operations of the Funds began September 25, 1996 and September 23, 1996, respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                              SPECIAL EQUITY FUND               INCOME FUND
                                          ---------------------------   ---------------------------
                                            FOR THE                       FOR THE
                                           SIX MONTHS      FOR THE       SIX MONTHS      FOR THE
                                             ENDED       PERIOD ENDED      ENDED       PERIOD ENDED
                                          DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                              1997         1997(A)          1997         1997(a)
                                          ------------   ------------   ------------   ------------
                                          (UNAUDITED)                   (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)..........  $       462    $    10,227    $ 1,782,984    $  2,182,134
  Net realized gains (losses) on
     investment transactions............    2,088,138       (253,355)       292,028        (215,572)
  Net change in unrealized
     appreciation/depreciation on
     investments........................     (811,104)       304,921        925,556         790,234
                                          -----------    -----------    -----------    ------------
Change in net assets resulting from
  operations............................    1,277,496         61,793      3,000,568       2,756,796
                                          -----------    -----------    -----------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............       (3,955)       (10,227)    (1,839,021)     (2,141,355)
  In excess of net investment income....           --           (337)            --              --
  From net realized gains on
     investments........................     (452,546)            --             --              --
  In excess of net realized gains on
     investments........................           --       (801,015)            --              --
                                          -----------    -----------    -----------    ------------
Change in net assets from shareholder
  distributions.........................     (456,501)      (811,579)    (1,839,021)     (2,141,355)
                                          -----------    -----------    -----------    ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...........    7,435,398     38,050,281      7,529,124      66,488,773
  Dividends reinvested..................      439,480        811,083      1,791,860       2,132,592
  Cost of shares redeemed...............   (5,427,693)    (7,587,337)    (5,187,952)    (14,448,278)
                                          -----------    -----------    -----------    ------------
Change in net assets from capital
  transactions..........................    2,447,185     31,274,027      4,133,032      54,173,087
                                          -----------    -----------    -----------    ------------
Change in net assets....................    3,268,180     30,524,241      5,294,579      54,788,528
NET ASSETS:
  Beginning of period...................   30,524,241             --     54,788,528              --
                                          -----------    -----------    -----------    ------------
  End of period.........................  $33,792,421    $30,524,241    $60,083,107    $ 54,788,528
                                          ===========    ===========    ===========    ============
SHARE TRANSACTIONS:
  Issued................................      717,590      3,865,762        733,843       6,626,551
  Reinvested............................       46,261         83,724        174,782         210,754
  Redeemed..............................     (505,736)      (767,669)      (505,141)     (1,429,012)
                                          -----------    -----------    -----------    ------------
Change in shares........................      258,115      3,181,817        403,484       5,408,293
                                          ===========    ===========    ===========    ============

---------
(a) Commencement of operations of the Funds began September 20, 1996 and September 24, 1996, respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS (78.2%):
Aerospace/Defense -- Equipment (3.0%):
    11,000   General Motors-Class H........  $   406,313
     6,186   Raytheon Co.-Class A..........      305,067
    12,500   Sundstrand Corp...............      629,687
                                             -----------
                                               1,341,067
                                             -----------
Air Transportation (3.0%):
     5,000   AMR Corp.(b)..................      642,500
     6,000   Delta Air Lines, Inc..........      714,000
                                             -----------
                                               1,356,500
                                             -----------
Automotive Parts (2.6%):
    36,000   Excel Industries, Inc.........      650,250
    45,000   Simpson Industries, Inc.......      528,750
                                             -----------
                                               1,179,000
                                             -----------
Banking (1.8%):
    18,000   Magna Group, Inc..............      823,500
                                             -----------
Chemicals (3.6%):
     9,000   Betz Labs, Inc................      549,563
    10,000   Great Lakes Chemical Corp.....      448,750
    25,000   Hanna (M. A.) Co..............      631,250
                                             -----------
                                               1,629,563
                                             -----------
Communications Equipment (1.2%):
    12,000   Harris Corp...................      550,500
                                             -----------
Computer Services (1.2%):
    12,000   Electronic Data Systems
               Corp........................      527,250
                                             -----------
Computers (2.5%):
    11,500   Hewlett Packard Co............      718,750
    10,000   Sun Microsystems, Inc.(b).....      398,750
                                             -----------
                                               1,117,500
                                             -----------
Construction -- Engineering (0.8%):
    10,000   Fluor Corp....................      373,750
                                             -----------
Cosmetics & Toiletries (1.1%):
     8,000   Avon Products, Inc............      491,000
                                             -----------
Electrical Equipment (2.0%):
     7,400   Emerson Electric Co...........      417,638
    14,000   Esterline Technologies,
               Corp.(b)....................      504,000
                                             -----------
                                                 921,638
                                             -----------
Environmental Services (1.7%):
    21,100   Browning-Ferris Industries,
               Inc.........................      780,700
                                             -----------

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Financial Services (2.6%):
    20,000   Alliance Capital
               Management-LP...............  $   796,250
    14,000   Green Tree Financial Corp.....      366,625
                                             -----------
                                               1,162,875
                                             -----------
Food & Related (2.6%):
    17,000   Groupe Danone -- Sponsored
               ADR.........................      607,750
    10,600   Quaker Oats Co................      559,150
                                             -----------
                                               1,166,900
                                             -----------
Furniture & Furnishings (0.7%):
    20,000   Shelby Williams Industries,
               Inc.........................      330,000
                                             -----------
Hospital Supply & Management (0.9%):
    18,000   Angelica Corp.................      407,250
                                             -----------
Insurance (7.0%):
    22,000   La Salle RE Holdings..........      778,250
     9,000   Lincoln National Corp.........      703,125
    24,000   Penncorp Financial Group,
               Inc.........................      856,499
    20,000   Sotheby's Holdings Services,
               Inc.........................      370,000
    22,000   USF&G Corp....................      485,375
                                             -----------
                                               3,193,249
                                             -----------
Investment Companies (0.7%):
    17,700   Conning Corp..................      296,475
                                             -----------
Manufacturing -- Capital Goods (1.9%):
    10,000   Genuine Parts Co..............      339,375
    15,000   Modine Manufacturing Co.......      511,875
                                             -----------
                                                 851,250
                                             -----------
Medical Equipment & Supplies (0.7%):
    10,000   Bard (C. R.), Inc.............      313,125
Medical -- Wholesale Drug Distribution (0.8%):
     8,750   Bergen Brunswig Corp. Class
               A...........................      368,594
                                             -----------
Motor Vehicles (1.6%):
    15,000   Ford Motor Co.................      730,313
Oil & Gas (1.1%):
     7,000   Mobil Corp....................      505,313
                                             -----------
Oil & Gas -- Exploration/Production (3.0%):
     8,000   Atlantic Richfield Co.........      641,000
    15,000   Phillips Petroleum Co.........      729,375
                                             -----------
                                               1,370,375
                                             -----------
Oil -- Integrated Companies (1.4%):
    19,000   USX -- Marathon Group Corp....      641,250
                                             -----------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Pharmaceuticals (4.3%):
     9,000   Abbott Laboratories...........  $   590,063
     8,000   Bristol-Myers Squibb Co.......      756,999
     6,000   Merck & Co., Inc..............      637,500
                                             -----------
                                               1,984,562
                                             -----------
Publishing (3.4%):
    17,000   American Greetings Corp.......      665,125
    14,000   Tribune Co....................      871,500
                                             -----------
                                               1,536,625
                                             -----------
Real Estate Investment Trust (6.2%):
    22,000   Burnham Pacific Properties,
               Inc.........................      336,875
    20,000   CAPTEC Net Lease Realty,
               Inc.........................      343,750
    14,875   Equity Residential Property...      752,116
    12,000   Hospitality Properties
               Trust.......................      394,500
    21,000   Prentiss Properties Trust.....      586,688
    24,000   Thornburg Mortgage Asset
               Corp........................      396,000
                                             -----------
                                               2,809,929
                                             -----------
Retail (2.6%):
    20,000   Long's Drug Stores, Inc.......      642,500
    12,000   Sears Roebuck & Co............      543,000
                                             -----------
                                               1,185,500
                                             -----------
Steel (1.8%):
    16,800   Carpenter Technology Corp.....      807,450
                                             -----------
Telecommunications (3.0%):
    25,000   Andrew Corp.(b)...............      600,000
    17,000   US West Communications,
               Inc.........................      767,125
                                             -----------
                                               1,367,125
                                             -----------
Textile (1.0%):
    40,000   Shaw Industries, Inc..........      465,000
                                             -----------
Tires & Rubber Products (1.3%):
    25,000   Cooper Tire & Rubber Co.......      609,375
                                             -----------
Transportation-Misc. (1.6%):
    22,200   Sea Containers Ltd.- Class
               A...........................      710,400
                                             -----------
Utilities-Electric (3.9%):
    13,000   American Electric Power,
               Co..........................      671,125
    16,000   Houston Industries, Inc.......      427,000
    22,000   Montana Power Co..............      699,874
                                             -----------
                                               1,797,999
                                             -----------
             Total Common Stocks...........   35,702,902
                                             -----------

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
CONVERTIBLE BONDS (7.9%)
Computer Software (1.0%):
$  500,000   Learning Co., 5.50%,
               11/1/00.....................  $   441,250
                                             -----------
Electrical & Electronic (0.6%):
   300,000   Itron Inc., 6.75%, 3/31/04....      289,875
                                             -----------
Industrial Goods & Services (4.8%):
   550,000   Integrated Device Technology,
               Inc., 5.50%, 6/1/02,
               Callable 6/2/98 @ 102.75....      462,688
   150,000   IVAX Corp., 6.50%, 11/15/01,
               Callable 2/17/98 @ 100......      127,875
   450,000   Mascotech, Inc., 4.50%,
               12/15/03, Callable 2/17/98 @
               100.........................      391,500
   285,000   Oryx Energy Co., 7.50%,
               5/15/14, Callable 5/15/98 @
               101.50......................      290,700
   400,000   Park Electrochemical Corp.,
               5.50%, 3/1/06, Callable
               3/1/99 @ 102.75.............      376,000
   500,000   Telxon Corp., 5.75%, 1/1/03,
               Callable 1/5/99 @ 103.29....      528,125
                                             -----------
                                               2,176,888
                                             -----------
Medical -- Wholesale Drug Distribution
  (0.8%):
   400,000   Fuisz Technologies Ltd.,
               7.00%, 10/15/04.............      356,000
                                             -----------
Restaurants (0.7%):
   500,000   Boston Chicken, Inc., 7.75%,
               5/1/04......................      319,375
                                             -----------
             Total Convertible Bonds.......    3,583,388
                                             -----------
PREFERRED STOCKS (3.6%):
Financial Services (0.7%):
    14,000   Morgan Stanley -- Advanced
               Micro Devices, Convertible,
               10.00%......................      308,000
                                             -----------
Hotels & Motels (0.8%):
    22,000   Signature Inns, Inc...........      363,000
                                             -----------
Mining (0.8%):
    11,000   Merrill Lynch, Strypes -- IMC
               Global Convertible, 6.25%...      379,500
                                             -----------
Retail (0.7%):
     6,000   K Mart Corp., 7.75%, 6/15/16,
               Callable 6/17/99 @ 52.71....      309,750
                                             -----------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
PREFERRED STOCKS, CONTINUED:
Telecommunications (0.6%):
     8,000   Airtouch Communications, Inc.,
               Series B, 6.00%, 8/16/99....  $   285,000
                                             -----------
             Total Preferred Stocks........    1,645,250
                                             -----------
REPURCHASE AGREEMENTS (10.6%):
$4,845,416   Fifth Third Bank, Dated
               12/31/97, 5.09%*, matures
               1/2/98, proceeds at maturity
               $4,846,786 (Collateralized
               by $4,822,000 Federal
               National Mortgage
               Association Pool # 313004,
               7.50%, 7/1/11, market value
               = $4,942,550)...............    4,845,416
                                             -----------
             Total Repurchase Agreements...    4,845,416
                                             -----------
             Total Investments (Cost
               $36,912,911) (a) --100.3%...  $45,776,956
             Liabilities in excess of other
               assets (0.3)%...............      152,351
                                             -----------
             TOTAL NET ASSETS -- 100.0%....  $45,624,605
                                             ===========

---------

Percentages indicated are based on net assets of $45,624,605.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $9,865,281
         Unrealized depreciation.........................   1,001,236
                                                           ----------
         Net unrealized appreciation.....................  $8,864,045
                                                           ==========

(b) Represents non-income producing securities.

ADR -- American Depository Receipt

* Represents variable rate security. Rate presented represents rate at December 31, 1997.

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS (92.3%):
Aerospace/Defense -- Equipment (0.3%):
     5,500   Boeing Co.....................  $   269,157
       510   Raytheon Co.-Class A..........       25,157
                                             -----------
                                                 294,314
                                             -----------
Air Transportation (1.6%):
     2,300   AMR Corp.(b)..................      295,550
     9,300   Delta Air Lines, Inc..........    1,106,700
                                             -----------
                                               1,402,250
                                             -----------
Apparel (0.7%):
     5,300   Russell Corp..................      140,781
    10,600   VF Corp.......................      486,938
                                             -----------
                                                 627,719
                                             -----------
Automotive Parts (0.9%):
     5,500   Dana Corp.....................      261,250
     2,800   Eaton Corp....................      249,900
     5,000   TRW, Inc......................      266,875
                                             -----------
                                                 778,025
                                             -----------
Banking (2.7%):
     2,900   Bank of New York, Inc.........      167,656
     6,500   Bankamerica Corp..............      474,500
     4,300   Chase Manhattan Corp..........      470,850
     2,600   Crestar Financial Corp........      148,200
    10,410   First Union Corp..............      533,512
     4,800   Mellon Bank Corp..............      291,000
     2,200   Republic New York Corp........      251,213
                                             -----------
                                               2,336,931
                                             -----------
Building Materials (0.6%):
     5,700   Masco Corp....................      289,988
     7,000   Owens Corning.................      238,875
                                             -----------
                                                 528,863
                                             -----------
Chemicals (2.6%):
     5,700   Cabot Corp....................      157,463
     2,700   Dow Chemical Co...............      274,050
     3,700   E. I. du Pont de Nemours &
               Co..........................      222,231
     2,900   FMC Corp.(b)..................      195,206
     7,500   Great Lakes Chemical Corp.....      336,563
     7,200   IMC Global, Inc...............      235,800
     9,800   Monsanto Corp.................      411,599
     3,200   Rohm & Haas Co................      306,400
     3,540   Solutia, Inc..................       94,474
                                             -----------
                                               2,233,786
                                             -----------

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Commercial Goods & Services (2.8%):
    60,450   Cendant Corp..................  $ 2,077,968
     7,300   Paychek, Inc..................      369,563
                                             -----------
                                               2,447,531
                                             -----------
Computer Services (0.5%):
     9,600   Electronic Data Systems
               Corp........................      421,800
                                             -----------
Computer Software (1.7%):
     9,600   Computer Associates
               International, Inc..........      507,600
    11,400   Compuware Corp.(b)............      364,800
     4,300   Microsoft Corp.(b)............      555,775
                                             -----------
                                               1,428,175
                                             -----------
Computers (1.9%):
     1,600   EMC Corp.(b)..................       43,900
    10,300   Gateway 2000, Inc.............      336,038
     7,200   International Business
               Machines Corp...............      752,850
     7,000   Seagate Technology, Inc.(b)...      134,750
    10,000   Stratus Computer, Inc.(b).....      378,125
                                             -----------
                                               1,645,663
                                             -----------
Computers & Manufacturing Memory Devices
  (0.2%):
     6,600   Quantum Corp..................      132,413
                                             -----------
Data Processing & Reproduction (0.5%):
    15,500   First Data Corp...............      453,375
                                             -----------
Data Processing Services (0.5%):
     7,600   Automatic Data Processing,
               Inc.........................      466,450
                                             -----------
Diversified Products (1.5%):
    12,400   Aeroquip-Vickers Inc..........      608,375
    23,000   CBS Corp......................      677,063
                                             -----------
                                               1,285,438
                                             -----------
Electronic Components (1.8%):
     7,000   Arrow Electronics, Inc.(b)....      227,063
     8,200   Intel Corp....................      576,050
    15,900   Texas Instruments, Inc........      715,500
                                             -----------
                                               1,518,613
                                             -----------
Electronic Instruments (0.3%):
     6,150   Tektronix, Inc................      244,078
                                             -----------
Engines -- Internal Combustion (0.7%):
    10,800   Cummins Engine Co., Inc.......      637,875
                                             -----------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Financial Services (7.2%):
     7,600   Associates First Capital
               Corp........................  $   540,550
     8,800   C.I.T. Group Holdings, Inc. --
               Class A(b)..................      283,800
    10,000   Capital One Financial Corp....      541,875
     2,300   Citicorp......................      290,806
     8,500   Countrywide Credit Industries,
               Inc.-Class D................      364,438
    22,100   Federal National Mortgage
               Assoc.......................    1,261,080
     5,400   Merrill Lynch & Co., Inc......      393,863
    15,900   MGIC Investment Corp..........    1,057,349
    19,400   Schwab, Charles Corp..........      813,588
    10,000   Washington Mutual, Inc........      638,125
                                             -----------
                                               6,185,474
                                             -----------
Food & Related (0.8%):
     8,100   IBP, Inc......................      169,594
     3,900   Sara Lee Corp.................      219,619
     6,000   Universal Foods Corp..........      253,500
                                             -----------
                                                 642,713
                                             -----------
Forest & Paper Products (0.9%):
     9,800   Fort James Corp...............      374,850
     4,700   Georgia Pacific Corp..........      285,525
     4,000   Westvaco Corp.................      125,750
                                             -----------
                                                 786,125
                                             -----------
Healthcare Cost Containment (0.6%):
    15,100   Allegiance Corp...............      535,106
                                             -----------
Household -- General Products (0.2%):
     5,000   Tupperware Corp...............      139,375
                                             -----------
Human Resources (0.3%):
    16,400   Olsten Corp...................      246,000
                                             -----------
Insurance (5.7%):
     4,700   Allstate Corp.................      427,113
     4,800   American General Corp.........      259,500
     6,300   American International Group,
               Inc.........................      685,124
     3,200   Chubb Corp....................      242,000
     2,200   Cigna Corp....................      380,738
     7,300   Everest Reinsurance Holdings,
               Inc.........................      301,125
    11,700   Exel Ltd......................      741,487
     3,300   Hartford Financial Services
               Group.......................      308,756
     6,500   Old Republic International
               Corp........................      241,719
     6,800   ReliaStar Financial Corp......      280,075
     6,200   TIG Holdings Inc..............      205,763

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Insurance, continued:
     3,150   Transatlantic Holdings,
               Inc.........................  $   225,225
    11,300   Travelers Group, Inc..........      608,787
                                             -----------
                                               4,907,412
                                             -----------
Internet Software & Services (1.5%):
    14,700   America Online, Inc.(b).......    1,311,056
                                             -----------
Linen Supply & Related Items (0.2%):
     5,200   Cintas Corp...................      202,800
                                             -----------
Machine Tools & Related Products (0.6%):
     9,200   Kennametal, Inc...............      476,675
                                             -----------
Machinery & Equipment (2.3%):
     9,600   Case Corp.....................      580,200
     3,600   Caterpillar, Inc..............      174,825
     1,500   Deere & Co....................       87,469
    11,600   Harnischfeger Industries,
               Inc.........................      409,625
     4,600   Tecumseh Products Co., Class
               A...........................      224,250
    11,500   Thermo Electron Corp.(b)......      511,750
                                             -----------
                                               1,988,119
                                             -----------
Manufacturing (0.9%):
     6,750   Parker-Hannifin Corp..........      309,656
    10,800   Tyco International Ltd........      486,675
                                             -----------
                                                 796,331
                                             -----------
Medical & Hospital Management Services (0.4%):
     8,400   Columbia/HCA Healthcare
               Corp........................      248,850
     4,800   Vencor, Inc.(b)...............      117,300
                                             -----------
                                                 366,150
                                             -----------
Medical Services & Supplies (0.9%):
    28,700   HEALTHSOUTH Corp.(b)..........      796,425
                                             -----------
Medical -- Health Management Organization
  (0.5%):
    10,940   Foundation HealthCorp.- Class
               A(b)........................      244,782
     6,100   Maxicare Health Plans,
               Inc.(b).....................       66,338
     3,300   Wellpoint Health Networks.....      139,425
                                             -----------
                                                 450,545
                                             -----------
Medical -- Information Systems (3.2%):
    57,500   HBO & Co......................    2,760,000
                                             -----------
Medical -- Instruments/Products (3.1%):
     7,300   Beckman Instruments Inc.......      292,000
    18,900   Guidant Corp..................    1,176,525
     6,500   Mallinckrodt, Inc.............      247,000
    18,700   Medtronic, Inc................      978,244
                                             -----------
                                               2,693,769
                                             -----------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Medical -- Wholesale Drug Distribution
(0.6%):
     4,925   Bergen Brunswig Corp. Class
               A...........................  $   207,466
     3,850   Cardinal Health, Inc..........      289,231
                                             -----------
                                                 496,697
                                             -----------
Motor Vehicles (1.6%):
    18,300   Ford Motor Co.................      890,981
     8,000   General Motors Corp...........      485,000
                                             -----------
                                               1,375,981
                                             -----------
Multimedia (0.8%):
     6,600   The Walt Disney Co............      653,813
                                             -----------
Networking Software (1.9%):
    29,850   Cisco Systems, Inc.(b)........    1,664,138
                                             -----------
Newspapers (0.7%):
     9,700   New York Times Co., Class A...      641,413
                                             -----------
Office Supplies & Forms (0.1%):
     3,400   Standard Register Co..........      118,150
                                             -----------
Oil & Gas (0.9%):
    25,000   Noble Drilling Corp.(b).......      765,625
                                             -----------
Oil & Gas -- Exploration/Production (3.7%):
     3,300   Amoco Corp....................      280,913
    10,700   Anadarko Petroleum Corp.......      649,355
     9,100   Atlantic Richfield Co.........      729,137
     3,100   British Petroleum Co., Plc....      247,031
    15,400   Cross Timbers Oil Co..........      384,037
     6,000   Ocean Energy, Inc.(b).........      295,875
     6,300   Phillips Petroleum Co.........      306,338
     5,800   Repsol SA.....................      246,863
                                             -----------
                                               3,139,549
                                             -----------
Oil & Gas Drilling (0.5%):
    14,200   Nabors Industries, Inc.(b)....      446,413
                                             -----------
Oil & Gas Services (4.6%):
    18,800   Baker Hughes, Inc.............      820,150
    16,300   Halliburton Co................      846,581
    18,700   Rowan Cos., Inc.(b)...........      570,350
    21,000   Schlumberger Ltd..............    1,690,499
                                             -----------
                                               3,927,580
                                             -----------
Oil -- Refining & Marketing (0.3%):
     6,900   Ultramar Diamond Shamrock
               Corp........................      219,938
                                             -----------
Pharmaceuticals (6.3%):
    34,600   Lilly, Eli & Co...............    2,409,024
    24,500   Pfizer Inc....................    1,826,781

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Pharmaceuticals, continued:
    11,200   Somatogen, Inc.(b)............  $    49,700
     9,100   Warner Lambert Co.............    1,128,400
                                             -----------
                                               5,413,905
                                             -----------
Railroad (0.3%):
     4,100   CSX Corp......................      221,400
                                             -----------
Restaurants (1.1%):
    24,200   Starbucks Corp.(b)............      928,675
                                             -----------
Retail (8.6%):
    14,400   Borders Group, Inc.(b)........      450,900
     6,400   Circuit City Stores, Inc......      227,600
    11,100   CVS Corp......................      711,094
     7,800   Dayton Hudson Corp............      526,500
     5,700   Dillards Inc., Class A........      200,925
     6,800   Federated Department Stores,
               Inc.(b).....................      292,825
    25,600   Home Depot, Inc...............    1,507,199
     7,500   Kohl's Corp.(b)...............      510,938
    16,000   Price/Costco Inc.(b)..........      714,000
    14,100   Safeway, Inc.(b)..............      891,824
     8,200   Sears Roebuck & Co............      371,050
    22,600   TJX Cos., Inc.................      776,875
     8,000   Toys "R" Us, Inc.(b)..........      251,500
                                             -----------
                                               7,433,230
                                             -----------
Steel (0.3%):
     7,200   Inland Steel Industries,
               Inc.........................      123,300
     7,800   National Steel Corp., Class
               B(b)........................       90,188
                                             -----------
                                                 213,488
                                             -----------
Telecommunications (2.5%):
     6,600   Lucent Technologies, Inc......      527,175
    20,800   NEXTEL Communications,
               Inc.(b).....................      540,800
    29,733   Tele-Communications,
               Inc.(b).....................      830,666
     5,200   Tellabs, Inc.(b)..............      274,950
                                             -----------
                                               2,173,591
                                             -----------
Telecommunications -- Equipment (0.8%):
    11,900   Ciena Corp.(b)................      727,388
                                             -----------
Textile (0.3%):
     5,000   Springs Industries, Inc.......      260,000
                                             -----------
Tires & Rubber Products (0.7%):
     9,300   Goodyear Tire & Rubber Co.....      591,713
                                             -----------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Tobacco (1.3%):
    13,200   Philip Morris Cos., Inc.......  $   598,125
    13,000   RJR Nabisco Holdings Corp.....      487,500
                                             -----------
                                               1,085,625
                                             -----------
Toys (0.4%):
     9,300   Mattel, Inc...................      346,425
                                             -----------
Transportation -- Air (0.5%):
     7,300   Federal Express Corp.(b)......      445,756
                                             -----------
Utilities -- Electric (1.4%):
     8,100   AES Corporation(b)............      377,662
     3,100   CINergy Corp..................      118,769
     4,800   DTE Energy Co.................      166,500
     2,611   Duke Energy Corp..............      144,584
     5,600   Entergy Corp..................      167,650
     4,600   GPU, Inc......................      193,775
                                             -----------
                                               1,168,940
                                             -----------
Utilities -- Telephone (1.0%):
    14,300   AT & T Corp...................      875,875
                                             -----------
             Total Common Stocks...........   79,502,682
                                             -----------

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
PREFERRED STOCKS (0.4%):
Oil & Gas (0.4%):
     8,800   YPF Sociedad Anonima-Sponsored
               ADR.........................  $   300,850
                                             -----------
             Total Preferred Stocks........      300,850
                                             -----------
REPURCHASE AGREEMENTS (8.6%):
$7,423,208   Fifth Third Bank, Dated
               12/31/97, 5.09%*, matures
               1/2/98, proceeds at maturity
               $7,425,307 (Collateralized
               by $7,416,000 Federal
               National Mortgage
               Association 7.00%-7.50%,
               7/1/11-7/18/24, market value
               = $7,573,275)...............    7,423,208
                                             -----------
             Total Repurchase Agreements...    7,423,208
                                             -----------
             Total (Cost $70,004,130) (a)--
               101.2%......................  $87,226,740
             Liabilities in excess of other
               assets (1.2)%...............  (1,064,107)
                                             -----------
             TOTAL NET ASSETS -- 100.0%....  $86,162,633
                                             ===========

---------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $18,822,621
         Unrealized depreciation.........................    1,600,011
                                                           -----------
         Net unrealized appreciation.....................  $17,222,610
                                                           ===========

(b) Represents non-income producing securities

ADR -- American Depository Receipt

* Represents variable rate security. Rate presented represents rate at December 31, 1997.

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS (76.5%):
Aerospace/Defense -- Equipment (1.7%):
    15,000   AAR Corp......................  $   581,250
                                             -----------
Air Transportation (3.9%):
    22,500   Comair Holdings, Inc..........      542,813
    31,500   Southwest Airlines Co.........      775,687
                                             -----------
                                               1,318,500
                                             -----------
Automotive Parts (2.1%):
    17,000   Tower Automotive, Inc.(b).....      715,063
                                             -----------
Banking (3.9%):
    11,000   Bank United Corp., Class A....      538,313
     6,000   Provident Bankshares Corp.....      383,250
     6,000   Webster Financial Corp........      399,000
                                             -----------
                                               1,320,563
                                             -----------
Batteries & Battery Systems (0.2%):
    19,000   Electric Fuel Corp.(b)........       68,875
                                             -----------
Commercial Goods & Services (1.6%):
    22,000   ABR Information Services,
               Inc.(b).....................      525,250
                                             -----------
Computer Software (9.7%):
    25,000   CCC Information Services
               Group, Inc.(b)..............      493,750
    14,000   Citrix Systems, Inc.(b).......    1,063,999
    55,000   Dataware Technologies,
               Inc.(b).....................      144,375
    30,000   Forte Software, Inc.(b).......      228,750
    60,000   Geoworks, Inc.(b).............      577,500
       300   I2 Technologies, Inc.(b)......       15,825
    17,000   JDA Software Group, Inc.(b)...      595,000
    52,500   Qualix Group, Inc.(b).........      155,859
                                             -----------
                                               3,275,058
                                             -----------
Computers & Integrated Systems (1.6%):
    19,000   Radiant Systems Inc.,.........      541,500
                                             -----------
Cruise Lines (1.3%):
     8,000   Royal Caribbean Cruises
               Ltd.........................      426,500
                                             -----------
Data Processing & Reproduction (1.4%):
    14,000   Analytical Surveys, Inc.(b)...      479,500
                                             -----------
Drug Delivery Systems (0.9%):
    16,000   Alkermes, Inc.(b).............      318,000
                                             -----------
Electronic Components (5.5%):
     9,500   Rambus, Inc...................      434,625
    19,500   Sawtek, Inc.(b)...............      514,313
    73,500   Sonic Solutions, Inc.(b)......      330,750
    28,000   Triquint Semiconductor,
               Inc.(b).....................      567,000
                                             -----------
                                               1,846,688
                                             -----------

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Financial Services (3.6%):
    18,000   ITLA Capital Corp.(b).........  $   346,500
    12,000   Mego Mortgage Corp.(b)........       48,750
    22,500   Ocwen Asset Investment
               Corp.(b)....................      461,250
    36,000   Warrentec Corp.(b)............      351,000
                                             -----------
                                               1,207,500
                                             -----------
Human Resources (1.2%):
    21,900   SOS Staffing Services,
               Inc.(b).....................      413,363
                                             -----------
Identification Systems (0.7%):
    37,500   Viisage Technology, Inc.......      217,969
                                             -----------
Instruments-Scientific (0.9%):
    19,000   Molecular Dynamics, Inc.......      308,750
                                             -----------
Leisure & Recreational Products (2.3%):
    17,600   Cannondale Corp.(b)...........      382,800
    18,200   North Face, Inc.(b)...........      400,400
                                             -----------
                                                 783,200
                                             -----------
Medical & Hospital Management Services (1.5%):
    30,000   Orthodontic Centers Of
               America, Inc.,(b)...........      498,750
                                             -----------
Medical Services & Supplies (2.3%):
    28,000   HEALTHSOUTH Corp.(b)..........      777,000
                                             -----------
Medical--Biotechnology (2.0%):
    16,000   Sonus Pharmaceuticals,
               Inc.(b).....................      530,000
    15,000   Zymetx, Inc.(b)...............      150,000
                                             -----------
                                                 680,000
                                             -----------
Medical--Hospitals (0.3%):
    49,000   Integrated Medical
               Resources(b)................       91,875
                                             -----------
Medical--Instruments/Products (0.4%):
    20,000   Spectrx, Inc.(b)..............      135,000
                                             -----------
Oil & Gas -- Exploration/Production (1.2%):
    14,000   COHO Energy, Inc.(b)..........      127,750
    28,000   Unit Corp.(b).................      269,500
                                             -----------
                                                 397,250
                                             -----------
Oil & Gas Services (5.9%):
    24,000   Global Marine, Inc.(b)........      588,000
    36,200   Newpark Resources, Inc.(b)....      633,500
    30,000   Pride International,
               Inc.(b).....................      757,499
                                             -----------
                                               1,978,999
                                             -----------
Paper Products (0.8%):
     7,200   Schweitzer-Mauduit
               International, Inc..........      268,200
                                             -----------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Pharmaceuticals (3.4%):
    24,000   Columbia Laboratories,
               Inc.(b).....................  $   380,999
    21,000   Martek Bioscience Corp.(b)....      173,250
    25,500   Perrigo Co.(b)................      341,063
    22,500   Vivus, Inc.(b)................      239,063
                                             -----------
                                               1,134,375
                                             -----------
Real Estate Investment Trust (1.6%):
    15,000   Imperial Credit Commercial....      219,375
    22,000   Prime Retail, Inc.............      312,125
                                             -----------
                                                 531,500
                                             -----------
Retail (2.0%):
    11,500   Casey's General Stores,
               Inc.........................      291,813
    15,000   Regis Corp....................      376,875
                                             -----------
                                                 668,688
                                             -----------
Retail Automotive (0.8%):
    31,000   Ugly Duckling Corp.(b)........      263,500
                                             -----------
Savings & Loans (9.2%):
    18,000   Dime Community Bancorp,
               Inc.(b).....................      427,500
    13,300   First Bell Bancorp, Inc.......      252,700
    14,500   GS Financial Corp.............      302,688
     9,000   Mercantile Bankshares Corp....      352,125
     8,000   Peoples Heritage Financial
               Group.......................      368,000
     2,500   SIS Bancorp, Inc..............      100,469
    21,937   St. Paul Bancorp, Inc.........      575,845
    23,000   Virginia Beach Federal
               Financial Corp..............      422,625
    15,000   WSFS Financial Corp.(b).......      300,000
                                             -----------
                                               3,101,952
                                             -----------

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Software (0.9%):
    18,500   UOL Publishing, Inc.(b).......  $   305,250
                                             -----------
Steel (0.7%):
    15,000   Steel Dynamics, Inc.(b).......      240,000
                                             -----------
Telecommunication & Satellite (0.7%):
    14,500   Echostar Communications
               Corp.(b)....................      242,875
                                             -----------
Television (0.5%):
    30,000   Cellular Vision USA,
               Inc.(b).....................      180,000
                                             -----------
             Total Common Stocks...........   25,842,743
                                             -----------
WARRANTS (0.0%):
     5,000   Alza Corp.(b).................          938
                                             -----------
             Total Warrants................          938
                                             -----------
REPURCHASE AGREEMENTS (23.6%):
$7,970,482   Fifth Third Bank, Dated
               12/31/97, 5.09%*, matures
               1/2/98, proceeds at maturity
               $7,972,736 (Collateralized
               by $7,932,000 Federal
               National Mortgage
               Association Pool # 313004,
               7.50%, 7/1/11, market value
               = $8,130,300)...............    7,970,482
             Total Repurchase Agreements...    7,970,482
                                             -----------
             Total (Cost $32,099,901)
               (a).........................  $33,814,163
                                             ===========

---------

Percentages indicated are based on net assets of $33,792,421.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $ 4,740,791
         Unrealized depreciation.........................    3,026,529
                                                           -----------
         Net unrealized appreciation.....................  $ 1,714,262
                                                           ===========

(b) Represents non-income producing securities

* Represents variable rate security. Rate presented represents rate at December 31, 1997.

                        See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (3.3%):
Banking (3.3%):
$2,000,000   First Union Residential
               Securitization, 6.46%,
               9/25/11.....................  $ 2,002,360
                                             -----------
             Total Collateralized Mortgage
               Obligations.................    2,002,360
                                             -----------
CORPORATE BONDS (33.1%):
Banking (1.7%):
 1,000,000   Firstar Corp., 7.15%, 9/1/00,
               Callable 9/1/98 @ 100.......    1,007,041
                                             -----------
Financial Services (13.5%):
 1,000,000   Associates Corp., 6.75%,
               7/15/01.....................    1,016,685
 1,000,000   Bear Stearns Co.,Inc., 7.63%,
               4/15/00.....................    1,031,496
 1,250,000   General Electric Capital
               Corp., 8.65%, 5/15/09.......    1,495,216
 1,500,000   IBM Credit Corp., 6.75%,
               12/24/07....................    1,502,340
 1,000,000   Merrill Lynch, 6.55%,
               8/1/04......................    1,011,791
 1,000,000   Salomon Smith Barney, 7.88%,
               10/1/99.....................    1,026,196
 1,000,000   Salomon, Inc., 7.00%,
               1/20/98.....................    1,000,365
                                             -----------
                                               8,084,089
                                             -----------
Industrial Goods & Services (9.4%):
 1,000,000   Honeywell, Inc., 7.13%,
               4/15/08.....................    1,057,944
 1,500,000   Smithkline Beecham Corp.,
               7.50%, 5/1/02...............    1,508,852
 2,000,000   Texas Instruments, Inc.,
               6.88%, 7/15/00..............    2,038,218
 1,000,000   Union Pacific Resources Group,
               Inc., 7.00%, 10/15/06.......    1,030,327
                                             -----------
                                               5,635,341
                                             -----------
Motor Vehicles (3.5%):
 2,000,000   Ford Motor Co., 7.25%,
               10/1/08.....................    2,123,648
                                             -----------
Paper Products (1.7%):
 1,000,000   International Paper Co.,
               7.00%, 6/1/01...............    1,022,384
                                             -----------
Tobacco (3.4%):
 2,000,000   Philip Morris Cos., Inc.,
               6.80%, 12/1/03..............    2,024,326
                                             -----------
             Total Corporate Bonds.........   19,896,829
                                             -----------

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
U.S. GOVERNMENT AGENCIES (40.5%):
Federal Home Loan Bank (6.7%):
 2,000,000   5.88%, 2/26/98................  $ 1,999,498
 2,000,000   6.25%, 10/29/01...............    1,993,400
                                             -----------
                                               3,992,898
                                             -----------
Federal Home Loan Mortgage Corporation (18.6%):
 1,000,000   8.41%, 12/7/01................    1,023,944
 3,000,000   6.65%, 7/31/02................    3,008,040
 1,000,000   8.63%, 11/29/04, Callable
               11/29/99 @ 100..............    1,036,463
 3,000,000   6.89%, 9/26/05................    3,049,728
 1,000,000   7.20%, 7/31/07................    1,004,867
 1,000,000   7.00%, 8/15/07, CMO...........    1,023,679
 1,000,000   6.50%, 2/15/08, CMO...........    1,014,437
                                             -----------
                                              11,161,158
                                             -----------
Federal National Mortgage Association
  (15.3%):
 3,000,000   6.25%, 8/12/03................    2,971,863
 2,000,000   6.97%, 4/8/04.................    2,098,622
 3,000,000   8.63%, 11/10/04...............    3,099,513
 1,000,000   7.02%, 4/10/06................    1,019,748
                                             -----------
                                               9,189,746
                                             -----------
             Total U.S. Government
               Agencies....................   24,343,802
                                             -----------
PREFERRED STOCKS (5.2%):
Banking (0.9%):
    20,000   Banker's Trust Corp., 8.13%,
               2/1/37......................      521,250
                                             -----------
Electrical & Electronic (1.7%):
    40,000   Southwestern Public Service
               Co., Series A, 7.85%,
               10/21/01....................    1,037,500
                                             -----------
Financial Services (0.9%):
    20,000   Ml Capital Trust, 8.00%,
               3/30/07.....................      535,000
                                             -----------
Food & Related (1.7%):
    40,000   McDonald's Corp., 7.50%,
               9/30/36, Callable 12/31/01 @
               25.00.......................    1,032,500
                                             -----------
             Total Preferred Stocks........    3,126,250
                                             -----------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
REPURCHASE AGREEMENT (16.6%):
$9,944,477   Fifth Third Bank, Dated
               12/31/97, 5.09*%, matures
               1/2/98, proceeds at maturity
               $9,947,289 (Collateralized
               by $10,097,000 Federal
               National Mortgage
               Association, 7.00%-7.50%,
               7/1/11-7/18/24, market value
               = $10,143,500)..............  $ 9,944,477
                                             -----------
             Total Repurchase Agreement....    9,944,477
                                             -----------
             Total Investments(Cost
               $58,498,304) (a) -- 98.7%...   59,313,718
             Other assets in excess of
               liabilities 1.3%............      769,389
                                             -----------
             TOTAL NET ASSETS -- 100.0%....  $60,083,107
                                             ===========

---------

Percentages indicated are based on net assets of $60,083,107.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $ 927,918
         Unrealized depreciation.........................    112,504
                                                           ---------
         Net unrealized depreciation.....................  $ 815,414
                                                           =========

* Represents variable rate security. Rate presented represents rate at December 31, 1997.

CMO -- Collateralized Mortgage Obligation

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

1.   ORGANIZATION:

     The Sessions Group (the "Group") was organized on April 25, 1988 as an Ohio business trust, and is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as an open-end management investment company. The Group is authorized to issue an unlimited number of shares which are units of beneficial interest without par value. The Group offers shares of a number of different series or portfolios including the following series for which 1st Source Bank serves as investment adviser: 1st Source Monogram Income Equity Fund, the 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Special Equity Fund, and the 1st Source Monogram Income Fund, (collectively, the "Funds" and individually, a "Fund").

     The investment objectives of the Income Equity Fund are capital appreciation with current income as a secondary objective. The investment objective for each of the Diversified Equity Fund and the Special Equity Fund is capital appreciation. The investment objectives of the Income Fund are current income consistent with preservation of capital.

     Sales of shares of the Funds may be made by the Group's distributor, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, to customers of 1st Source Bank and its affiliates, to all accounts of correspondent banks of 1st Source Bank and to the general public.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION:

     Investments in common and preferred stocks, corporate bonds, commercial paper, municipal securities and U.S. Government securities of the Funds are valued at their market values determined on the basis of the current available prices in the principal market (closing sales prices if the principal market is an exchange or NASDAQ National Market) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1997
                                  (UNAUDITED)

     discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined on the basis of identified cost.

     REPURCHASE AGREEMENTS:

     The Funds may acquire repurchase agreements from financial institutions such as banks and broker-dealers which 1st Source Bank deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are transferred to an account of the Fund at a bank custodian.

     REVERSE REPURCHASE AGREEMENTS:

     The Funds may borrow for short term purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, the Fund identifies cash and liquid securities as segregated in its records having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure such equivalent value is maintained at all times.

     DERIVATIVES:

     A derivative is defined as a financial instrument whose value is derived from the performance of underlying assets, interest rate and currency exchange rates, or indices, and include (but are not limited to) structured debt obligations, interest rates, future contracts, options, and forward currency contracts. The Funds may invest in structured debt obligations for the purpose of mitigating interest rate risk in the portfolio. Such structured debt obligations have floating interest rates that reset to various indices, which may include swap rates or floors, and which reset at periodic intervals, as disclosed in the accompanying Schedules of Portfolio Investments. Risks of entering into such transactions include the potential inability of the dealer to meet their obligations and unanticipated movements in the value of the security or the underlying assets or indices. It is possible that the Funds will incur a loss as a result of their investments in derivative instruments. It is the Fund's policy, to the extent that there exists no readily available market for such securities, that the investment will be treated as an illiquid security for purposes of calculating the Funds' limitation on investments in illiquid securities as set forth in the Funds' investment restrictions.

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1997
                                  (UNAUDITED)

     DIVIDENDS TO SHAREHOLDERS:

     A dividend for each of the Funds, other than the Special Equity Fund, is declared and generally paid monthly. A dividend for the Special Equity Fund is declared quarterly and generally paid quarterly. Distributable net realized capital gains for each Fund, if any, are distributed at least annually.

     Dividends from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net investment losses, expiring capital loss carry forwards, and deferral of certain losses.

     ORGANIZATION COSTS:

     All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by that Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

3.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities) for the six months ended December 31, 1997, are as following:

                                                   PURCHASES       SALES
                                                  -----------   -----------
Income Equity Fund..............................  $13,774,716   $14,431,022
Diversified Equity Fund.........................   40,324,487    38,591,559
Special Equity Fund.............................   15,703,593    15,560,172
Income Fund.....................................   16,518,593    20,711,531

4.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by 1st Source Bank. Under the terms of the investment advisory agreement, 1st Source Bank is entitled to receive fees based on a percentage of the average net assets of each Fund.

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services, Inc. ("BISYS Services") are subsidiaries of The BISYS Group, Inc.

     BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed daily as a percentage of the average net assets of each Fund. BISYS Fund Services, Inc. serves the Funds as transfer agent and mutual fund accountant.

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1997
                                  (UNAUDITED)

     The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees may be used by BISYS to pay banks, including 1st Source Bank, broker-dealers and other institutions, or to reimburse BISYS or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares.

     The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include 1st Source Bank, its correspondent and affiliated banks and BISYS, for providing ministerial, record keeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average net asset, of each Fund. The Group has not implemented such a plan as of December 31, 1997.

     BISYS is also entitled to receive commissions on sales of shares of the Funds. For the period ended December 31, 1997, BISYS received $906 from commissions earned on sales of shares of the Funds, of which $541 was reallowed to broker/dealers affiliated with 1st Source Bank.

     Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios.

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1997
                                  (UNAUDITED)

     Information regarding these transactions is as follows for the period ended December 31, 1997:

                                                  INCOME        DIVERSIFIED       SPECIAL
                                                  EQUITY          EQUITY          EQUITY        INCOME
                                                   FUND            FUND            FUND          FUND
                                                  -------       -----------       -------       -------
    INVESTMENT ADVISORY:
    Annual fee before voluntary fee reductions
      (percentage of average net assets)........      .80%           1.10%            .80%          .55%
    Voluntary fee reductions....................       --              --              --            --
    ADMINISTRATION FEES:
    Annual fee before voluntary fee reductions
      (percentage of average net assets)........      .20%            .20%            .20%          .20%
    Voluntary fee reductions....................       --              --              --            --
    12B-1 FEES:
    Annual fee before voluntary fee reductions
      (percentage of average net assets)........      .25%            .25%            .25%          .25%
    Voluntary fee reductions....................  $55,240        $105,068         $42,640       $73,064
    FUND ACCOUNTING FEES........................  $ 7,899        $ 17,024         $ 6,630       $10,608
    TRANSFER AGENT FEES.........................  $20,441        $ 22,869         $18,400       $21,160

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                              FINANCIAL HIGHLIGHTS

                                                INCOME EQUITY FUND           DIVERSIFIED EQUITY FUND
                                            ---------------------------    ---------------------------
                                              FOR THE                        FOR THE
                                             SIX MONTHS      FOR THE        SIX MONTHS      FOR THE
                                               ENDED       PERIOD ENDED       ENDED       PERIOD ENDED
                                            DECEMBER 31,     JUNE 30,      DECEMBER 31,     JUNE 30,
                                                1997         1997(A)           1997         1997(a)
                                            ------------   ------------    ------------   ------------
                                            (UNAUDITED)                    (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD......    $ 12.28        $ 10.00         $  11.60       $  10.00
                                              -------        -------         --------       --------
INVESTMENT ACTIVITIES
  Net investment income...................       0.15           0.20            (0.01)         (0.01)
  Net realized and unrealized gains
     (losses) on investments..............       1.07           2.32             1.18           2.03(d)
                                              -------        -------         --------       --------
     Total from Investment Activities.....       1.22           2.52             1.17           2.02
                                              -------        -------         --------       --------
DISTRIBUTIONS
  Net investment income...................      (0.15)         (0.19)              --             --
  Net realized gains......................      (1.47)         (0.05)           (1.47)         (0.22)
  In excess of realized gains.............         --             --               --             --
                                              -------        -------         --------       --------
     Total Distributions..................      (1.62)         (0.24)           (1.47)         (0.22)
                                              -------        -------         --------       --------
NET ASSET VALUE, END OF PERIOD............    $ 11.88        $ 12.28         $  11.50       $  11.80
                                              =======        =======         ========       ========
Total Return (excludes sales charge)
  (b).....................................      10.36%         25.58%           10.46%         20.42%

RATIOS /SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)......    $45,625        $39,196         $ 86,163       $ 74,990
  Ratio of expenses to average net assets
     (c)..................................       1.22%          1.37%            1.50%          1.62%
  Ratio of net investment income (loss) to
     average net assets (c)...............       2.37%          2.38%           (0.15)%        (0.10)%
  Ratio of expenses to average net assets*
     (c)..................................       1.47%          1.62%            1.75%          1.87%
  Ratio of net investment income (loss) to
     average net assets* (c)..............       2.12%          2.13%           (0.40)%        (0.35)%
  Portfolio Turnover Rate.................      34.78%         38.49%           50.97%         76.54%
  Average Broker Commission Paid (e)......    $0.1018        $0.0988         $ 0.0573       $ 0.0572

---------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 (a) Commencement of operations of the Funds began September 25, 1996 and September 23, 1996, respectively.

 (b) Not annualized

 (c) Annualized

 (d) The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

 (e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

NA Not Applicable

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                              FINANCIAL HIGHLIGHTS

                                                 SPECIAL EQUITY FUND               INCOME FUND
                                             ---------------------------   ---------------------------
                                               FOR THE                       FOR THE
                                              SIX MONTHS      FOR THE       SIX MONTHS      FOR THE
                                                ENDED       PERIOD ENDED      ENDED       PERIOD ENDED
                                             DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                                 1997         1997(A)          1997         1997(a)
                                             ------------   ------------   ------------   ------------
                                             (UNAUDITED)                   (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD.......    $  9.59        $ 10.00        $ 10.13        $ 10.00
                                               -------        -------        -------        -------
INVESTMENT ACTIVITIES
  Net investment income....................         --             --           0.31           0.44
  Net realized and unrealized gains
     (losses) on investments...............       0.36          (0.10)          0.35           0.12
                                               -------        -------        -------        -------
     Total from Investment Activities......       0.36          (0.10)          0.66           0.56
                                               -------        -------        -------        -------
DISTRIBUTIONS
  Net investment income....................         --             --          (0.32)         (0.43)
  Net realized gains.......................         --             --          (0.13)            --
  In excess of realized gains..............      (0.13)         (0.31)            --             --
                                               -------        -------        -------        -------
     Total Distributions...................      (0.13)         (0.31)         (0.45)         (0.43)
                                               -------        -------        -------        -------
NET ASSET VALUE, END OF PERIOD.............    $  9.62        $  9.59        $ 10.34        $ 10.13
                                               =======        =======        =======        =======
Total Return (excludes sales charge) (b)...       3.82%         (1.03)%         5.34%          5.71%

RATIOS /SUPPLEMENTAL DATA:
  Net Assets, at end of period (000).......    $33,792        $30,524        $60,083        $54,789
  Ratio of expenses to average net assets
     (c)...................................       1.27%          1.39%          0.93%          1.05%
  Ratio of net investment income (loss) to
     average net assets (c)................       0.00%          0.05%          6.10%          5.71%
  Ratio of expenses to average net assets*
     (c)...................................       1.52%          1.65%          1.18%          1.30%
  Ratio of net investment income (loss) to
     average net assets* (c)...............      (0.25)%        (0.21)%         5.85%          5.46%
  Portfolio Turnover Rate..................      55.88%        152.81%         30.91%        118.33%
  Average Broker Commission Paid (e).......    $0.0926        $0.0941             NA             NA

---------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 (a) Commencement of operations of the Funds began September 20, 1996 and September 24, 1996, respectively.

 (b) Not annualized

 (c) Annualized

 (d) The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

 (e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

NA Not Applicable

                       See notes to financial statements.

                              SEMI-ANNUAL REPORT


[LOGO - 1ST SOURCE MONOGRAM FUNDS]


INVESTMENT ADVISER
1ST SOURCE BANK
100 NORTH MICHIGAN STREET
SOUTH BEND, IN 46601

DISTRIBUTOR
BISYS FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH  43219

FOR ADDITIONAL INFORMATION, CALL:
1-800-766-8938

THIS MATERIAL MUST BE PRECEDED OR
ACCOMPANIED BY A CURRENT PROSPECTUS.



[LOGO - 1ST SOURCE MONOGRAM FUNDS]


SEMI-ANNUAL REPORT

DECEMBER 31, 1997




2/98